UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

      Date of Report (Date of earliest event reported): November 6, 2003
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5   Press release dated 6 November 2003 - Re Optical Multiservice Metro

                                                                Press enquiries:
                  Joe Kelly tel: + 44 207 306 1771; email: joe.kelly@marconi.com


                                                             Investor enquiries:
                                    Heather Green tel: + 44 207 306 1735; email:
                                                       heather.green@marconi.com

  MARCONI DELIVERS FIRST UNITS OF ITS NEW OPTICAL MULTISERVICE METRO PLATFORM

 A brand new platform combining efficient aggregation, switching and transport, and providing a wide range of new broadband services


LONDON - November 6, 2003 - Marconi Corporation plc (London MONI and Nasdaq:
MRCIY) today announced the general availability of its optical multiservice metro 16-64 platform, fulfilling the rollout plan unveiled earlier this year and enhancing further Marconi's leadership and innovation in optical networking. Marconi's new optical multiservice platform provides carriers with a flexible, cost-effective platform to deliver increasing volumes of data services, without compromising existing revenue-generating legacy services.

The Marconi multiservice metro 16-64 platform is designed for flexible deployment in a range of applications. It is a high-density, full-connectivity, service delivery platform as well as a compact, high-capacity traffic aggregation and switching device. It allows operators to support increasing levels of data traffic seamlessly alongside existing voice and other services while substantially reducing network costs.

The new platform integrates seamlessly with Marconi's optical core and metro Wavelength Division Multiplexing (WDM) solutions and is first to offer new International Telecommunication Union (ITU)-approved data enabling capabilities These capabilities allow carriers to offer variable bandwidth services to customers, making their network more flexible and cost effective.

The Marconi multiservice metro 16-64 is currently being shipped to customers for trials and is a brand new platform that forms the bedrock of Marconi's next-generation, optical Synchronous Data Hierarchy portfolio.

ENDS/...

Notes to Editors


About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report and Form 6-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: November 6, 2003